UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2003

Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20725	94-3187233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2207 Bridgepointe Parkway
San Mateo, CA   94404
(Address of principal executive offices, including zip code)

(650) 477-5000
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure.

This Form 8-K is being furnished to report information pursuant to Item 12 -- Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 23, 2003, Siebel Systems, Inc. issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated as of April 23, 2003, entitled "Siebel Systems Reports Revenue and Earnings for the Quarter Ended March 31, 2003."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIEBEL SYSTEMS, INC.

(Registrant)

Dated: April 23, 2003

By:	/s/ Kenneth A. Goldman

Kenneth A. Goldman
Senior Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS
99.1	Press Release, dated as of April 23, 2003, entitled "Siebel Systems Reports Revenue and Earnings for the Quarter Ended March 31, 2003."